SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 13, 2001


                        RYDER VEHICLE LEASE TRUST 1999-A
             (Exact name of registrant as specified in its charter)


          Delaware                       333-81455               52-7000600
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)

     3600 NW 82nd Avenue, Miami, Florida                           33166
     (Address of principal executive offices)                   (Zip Code)


                                 (305) 500-3726
              (Registrant's telephone number, including area code)


                                  Page 1 of 9

            This report consists of 9 consecutively numbered pages.

ITEM 5.   OTHER EVENTS

          The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended March 31, 2001 was delivered to the trustee of the Ryder Vehicle Lease Trust 1999-A April 13, 2001

ITEM 7.   EXHIBITS

          The following is filed as an exhibit to this report:

          Exhibit 99.1 Quarterly Report to Investors (Payment Date Certificate)
                       for the quarter ended March 31, 2001.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         RYDER VEHICLE LEASE TRUST 1999-A
                                         (Registrant)

Date: April 25, 2001                     /s/ W. Daniel Susik
                                         ---------------------------------------
                                         W. Daniel Susik
                                         Vice President & Treasurer
                                         Ryder Truck Rental, Inc.

                                         (Duly Authorized Officer of the
                                         Administrator on behalf of the Trust)

                               INDEX TO EXHIBITS

Exhibit
Number           Description of Exhibit                                 Page

Exhibit 99.1     Quarterly Report to Investors
                 (Payment Date Certificate) for
                 the quarter ended March 31, 2001                         5